Cornerstone Bancshares, Inc. Reports Positive Earnings for Second Quarter of 2012

CHATTANOOGA, Tenn.—(PR Newswire) -Cornerstone Bancshares, Inc. (OTC Bulletin Board: CSBQ; CSBQP) today announced the following:

Cornerstone Bancshares, Inc. (“Cornerstone”), parent company of Cornerstone Community Bank (“Bank”), reported continued positive earnings for the second quarter of 2012, with a net income of $310,585 for the quarter, compared with net income of $141,287 for the same quarter of 2011. This marks the sixth consecutive quarter of positive earnings for Cornerstone and represents a 69.7 percent increase in net income year-over-year, from approximately $393,000 at June 30, 2011, to approximately $667,000 at June 30, 2012.

Other financial highlights year-over-year at quarter-end included an increase in the Bank’s tier one leverage ratio from 6.09 percent to 8.24 percent; an increase in the total risk-based capital ratio from 10.65 percent to 13.11 percent; an increase in book value per common share of 5.8 percent, from $3.74 to $3.96; an increase in net interest margin from 3.44 percent to 3.73 percent; and a decrease in non-accruing loans from $7.2 million to $7.1 million. In addition, Cornerstone has successfully raised in excess of $11 million in capital through its Preferred Stock Offering.

“The Directors are extremely pleased with the strong, positive strides made in every segment of the Bank’s operations,” said Cornerstone’s Board Chairman Miller Welborn. “We have a solid team in place and will continue to work diligently to strengthen the Bank’s foundations, in order to continue serving our customers and this thriving Chattanooga market.”

Founded in 1996, Cornerstone is a single-bank holding company, with $421 million in assets, serving the Chattanooga, Tennessee MSA, with five full-service branch locations throughout Chattanooga and one loan production office in Dalton, Georgia. Locally owned and locally operated, Cornerstone specializes in providing a comprehensive range of customized financial solutions for businesses and individuals.

Certain of the statements made in this release may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements, including statements regarding the intent, belief or current expectations of Cornerstone and its management regarding the company’s strategic directions, prospects and future results, involve certain risks and uncertainties. Certain factors may cause actual results to differ materially from those contained in the forward-looking statements, including economic and other conditions in the markets in which Cornerstone operates, governmental regulations, the company’s competitive environment, cyclical and seasonal fluctuations in its operating results, and other risks.

Contact:

N. Frank Hughes

President & Chief Executive Officer

423-385-3009

Cornerstone Bancshares, Inc. and Subsidiary

Second Quarter Financial Highlights

June 30, 2012 and 2011

(Unaudited)

(Amounts in thousands, except per common share data)	2012	2011	% Change
Balance Sheet Data at June 30
Total assets	$420,874	$441,210	(4.6)
Interest-earning assets	387,995	410,691	(5.5)
Loans	263,749	270,171	(2.4)
Foreclosed assets	22,144	20,058	10.4
Deposits	321,740	334,921	(3.9)
Other interest-bearing liabilities	60,909	75,491	(19.3)
Shareholders' equity	36,759	28,860	27.4
Loan to deposit ratio	81.98%	80.67%	1.6
Tier 1 leverage ratio (Bank)	8.24%	6.09%	35.3
Total risk-based capital ratio (Bank)	13.11%	10.65%	23.1
Outstanding common shares	6,500	6,500	-
Book value per common share	$3.96	$3.74	5.8
Tangible book value per common share	$3.96	$3.74	6.0
Market value per common share as of June 30	$1.75	$1.10	59.1

Loan Quality Data
Nonaccruing loans	7,124	7,233	(1.5)
Loans past due 90 days – accruing	-	-	-
Net charge-offs YTD	1,381	2,348	(41.2)
Allowance for loan losses	6,029	6,814	(11.5)
Allowance for loan losses to total loans	2.29%	2.52%
Nonperforming assets to total assets	6.95%	6.19%

Performance Data for the Year
Net income	$667	$394	69.3
Return on average assets	0.33%	0.18%
Return on average equity	3.71%	2.89%
Net interest margin	3.73%	3.44%
Per common share data:
Net income – basic	$0.01	$0.02
Net income – diluted	$0.01	$0.02
Common dividends	$-	$-
Preferred dividends & accretion	$1.25	$1.25
Average shares (000s):
Basic common stock	6,500	6,500
Diluted common stock	6,581	6,500
Preferred stock	448	189

Cornerstone Bancshares, Inc. and Subsidiary

Loan Loss Allowance and Asset Quality Review

	2012		2011
	Second	First	Fourth	Third	Second
(Amounts in thousands)	Quarter	Quarter	Quarter	Quarter	Quarter

Allowance for loan losses
Balance at beginning of period	$6,024	$7,400	$6,864	$6,814	$7,914
Provision for loan losses	-	-	300	115	15
Net charge-offs	5	(1,376)	236	(65)	(1,115)
Balance at end of period	$6,029	$6,024	$7,400	$6,864	$6,814

As a % of loans	2.29%	2.29%	2.76%	2.54%	2.52%
As a % of nonperforming loans	84.63%	55.95%	93.90%	80.20%	94.21%
As a % of nonperforming assets	20.60%	20.27%	28.03%	25.60%	24.97%

Net charge-offs as a % of loans (a)	-0.01%	2.10%	-0.35%	0.10%	1.65%

Risk element assets
Accruing troubled debt restructured	$2,775	$2,418	$2,750	$2,535	$1,750
Loans past due 30-89 days	$2,399	$5,098	$8,090	$2,048	$1,957

Nonaccruing loans	$7,124	$10,766	$7,881	$8,559	$7,233
Loans past due 90 days – accruing	-	-	-	-	-
Total nonperforming loans	$7,124	$10,766	$7,881	$8,559	$7,233
Repossessed assets	83	-	-	-	-
Other real estate owned (b)(c)	$22,061	$18,957	$18,524	$18,255	$20,058
Total nonperforming assets	$29,268	$29,723	$26,405	$26,814	$27,291

Nonperforming loans as a % of loans	2.70%	4.10%	2.94%	3.17%	2.68%
Nonperforming assets as a % of loans and other real estate owned	10.24%	10.55%	9.22%	9.29%	9.40%

Total loans	263,749	262,788	267,765	270,401	270,171

(a) Annualized
(b) Properties sold during 2nd Q 2012	$852
(c) Properties under contract to sell	$6,000

Cornerstone Bancshares, Inc. and Subsidiary

Net Interest Margin Analysis

Taxable Equivalent Basis

	Three months ended
(Amounts in thousands)	June 30
	2012			2011
	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate

Assets

Earning assets:
Loans, net of unearned income	$262,598	$4,186	6.39%	$271,952	$4,521	6.67%
Investment securities	94,949	618	2.91%	119,751	621	2.36%
Other earning assets	23,084	13	0.23%	24,902	17	0.28%
Total earning assets	380,631	$4,817	5.15%	416,605	$5,159	5.05%
Allowance for loan losses	(6,028)			(7,285)
Cash and other assets	37,702			36,152
TOTAL ASSETS	$412,305			$445,472

Liabilities and Shareholders' Equity

Interest-bearing liabilities:
Interest-bearing demand deposits	$28,332	$23	0.33%	$28,402	$23	0.33%
Savings deposits	10,387	9	0.36%	9,938	13	0.51%
MMDA's	46,639	101	0.87%	25,927	64	0.99%
Time deposits	189,169	635	1.35%	236,873	1,012	1.71%
Federal funds purchased and securities sold under agreements to repurchase	21,198	23	0.44%	24,288	34	0.56%
Federal Home Loan Bank and other borrowings	40,028	426	4.27%	50,678	545	4.32%
Total interest-bearing liabilities	335,751	1,217	1.45%	376,107	1,691	1.80%
Net interest spread		$3,600	3.70%		$3,468	3.25%
Noninterest-bearing demand deposits	40,829			41,486
Accrued expenses and other liabilities	(698)			167
Shareholders' equity	36,423			27,712
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$412,305			$445,472
Net yield on earning assets			3.87%			3.42%

Taxable equivalent adjustment:
Loans		0			0
Investment securities		71			85
Total adjustment		71			85

Cornerstone Bancshares, Inc. and Subsidiary

Net Interest Margin Analysis

Taxable Equivalent Basis

	Six months ended
(Amounts in thousands)	June 30
	2012			2011
	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate

Assets

Earning assets:
Loans, net of unearned income	$264,205	$8,330	6.36%	$278,090	$9,160	6.64%
Investment securities	91,795	1,085	2.70%	114,825	1,190	2.39%
Other earning assets	24,913	28	0.23%	23,959	28	0.24%
Total earning assets	380,913	$9,443	5.07%	416,874	$10,378	5.10%
Allowance for loan losses	(6,574)			(8,173)
Cash and other assets	36,169			32,967
TOTAL ASSETS	$410,508			$441,668

Liabilities and Shareholders' Equity

Interest-bearing liabilities:
Interest-bearing demand deposits	$26,611	$44	0.33%	$27,998	$45	0.32%
Savings deposits	10,123	19	0.38%	9,720	25	0.51%
MMDA's	43,006	192	0.90%	25,186	123	0.99%
Time deposits	192,139	1,334	1.40%	240,427	2,064	1.73%
Federal funds purchased and securities sold under agreements to repurchase	23,744	55	0.47%	23,461	65	0.56%
Federal Home Loan Bank and other borrowings	41,331	887	4.33%	52,507	1,125	4.32%
Total interest-bearing liabilities	336,954	2,532	1.52%	379,299	3,447	1.83%
Net interest spread		$6,912	3.56%		$6,931	3.27%
Noninterest-bearing demand deposits	37,654			35,259
Accrued expenses and other liabilities	(105)			(91)
Shareholders' equity	36,005			27,200
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$410,508			$441,668
Net yield on earning assets			3.73%			3.44%

Taxable equivalent adjustment:
Loans		0			0
Investment securities		142			170
Total adjustment		142			170

Cornerstone Bancshares, Inc. and Subsidiary

Quarterly Earnings Summary

	(Unaudited)
	2012		2011			Q1-12 /
	Second	First	Fourth	Third	Second	Q1-11
(Amounts in thousands)	Quarter	Quarter	Quarter	Quarter	Quarter	% Chg
Interest income
Loans, including fees	$4,186	$4,144	$4,437	$4,531	$4,521	(7.4)
Investment securities	618	467	548	574	621	(0.4)
Other earning assets	13	15	16	9	17	(23.2)
Total interest income	4,817	4,626	5,001	5,114	5,159	(6.6)
Interest expense
Deposits	768	820	924	1,012	1,112	(30.9)
Short-term borrowings	23	32	28	33	34	(31.9)
FHLB advances and other borrowing	426	462	454	465	545	(21.9)
Total interest expense	1,217	1,314	1,406	1,510	1,691	(28.0)
Net interest income	3,600	3,312	3,595	3,604	3,468	3.8
Provision for loan losses	0	0	300	115	15	(100.0)
Net interest income after the provision for loan losses	3,600	3,312	3,295	3,489	3,453	4.3
Noninterest income
Customer service fees	207	197	212	216	225	(8.0)
Other noninterest income	19	20	15	15	22	(13.6)
Gain on sale of assets	26	50	47	92	69	(62.1)
Total noninterest income	252	267	274	323	316	(20.3)
Noninterest expense
Salaries and employee benefits	1,570	1,591	1,614	1,459	1,502	4.5
Net occupancy and equipment	348	336	314	362	350	(0.7)
Depository insurance	207	203	255	234	241	(14.3)
Foreclosed asset expense (1)	481	150	538	306	716	(32.9)
Other operating expense	818	794	779	715	847	(3.4)
Total noninterest expense	3,423	3,074	3,500	3,076	3,656	(6.4)
Income before income taxes	429	505	69	736	113	281.1
Income tax (benefit) expense	118	149	(44)	212	(28)	(514.8)
Net income	$311	$356	$113	$524	$141	120.5

Preferred stock dividends & accretion on preferred stock discount	296	280	267	201	127	133.1

Net income / (loss) available to common	15	76	(154)	323	14	7.4

Net income / (loss) per common share:
Basic	$-	$0.01	$(0.02)	$0.05	$-	-
Diluted	$-	$0.01	$(0.02)	$0.05	$-	-
Average basic shares	6,500	6,500	6,500	6,500	6,500	-
Average common diluted shares	6,500	6,500	6,500	6,500	6,500	-
Performance Ratios
Return on average equity	3.42%	4.01%	1.37%	6.64%	2.04%	67.8
Return on average assets	0.30%	0.35%	0.11%	0.49%	0.13%	138.3
Net interest margin	3.87%	3.59%	3.72%	3.69%	3.42%	13.1
Average equity	36,423	35,587	32,912	31,569	27,712	31.4
Average assets	412,305	408,711	416,562	423,200	445,472	(7.4)
Average interest-earning assets	380,631	378,335	390,756	396,872	416,605	(8.6)

(1) Includes OREO adjustments to fair value

Cornerstone Bancshares, Inc. and Subsidiary

Loan Stratification

	2012		2011
	Second	% of	Second	% of	% Dollar
(Amounts in thousands)	Quarter	Total	Quarter	Total	Change
Non-residential real estate
Owner occupied	$60,068	22.8	$63,801	23.6	(5.9)
Non-owner occupied	61,671	23.4	62,060	23.0	(0.6)
Multi-family real estate	10,279	3.9	10,929	4.0	(5.9)
1-4 family construction	5,477	2.1	4,092	1.5	33.8
Commercial land and lot development	17,210	6.5	18,528	6.9	(7.1)
Total non-residential real estate	154,705	58.7	159,410	59.0	(3.0)
Residential real estate
First mortgage - 1-4 family	42,333	16.1	40,734	15.1	3.9
Second mortgage - 1-4 family	3,252	1.2	4,404	1.6	(26.2)
Home equity lines	16,180	6.1	11,963	4.4	35.3
Total residential real estate	61,765	23.4	57,101	21.1	8.2
Total real estate loans	216,470	82.1	216,511	80.1	(0.0)

Commercial	36,765	13.9	41,680	15.4	(11.8)
Agricultural & other	8,528	3.2	9,041	3.3	(5.7)
Consumer	1,986	0.8	2,939	1.1	(32.4)
Total loans, net of unearned fees	$263,749	100.0	$270,171	100.0	(2.4)

Cornerstone Bancshares, Inc. and Subsidiary

Consolidated Balance Sheets

	Unaudited
	June 30,	December 31,
	2012	2011

ASSETS

Cash and cash equivalents	$36,879,105	$38,882,691

Securities available for sale	86,538,060	86,057,437
Securities held to maturity	56,880	68,643
Federal Home Loan Bank stock, at cost	2,322,900	2,322,900
Loans, net of allowance for loan losses of $6,028,690 at June 30, 2012 and $7,400,049 at December 31, 2011	257,720,495	260,364,569
Bank premises and equipment, net	5,574,683	5,712,003
Accrued interest receivable	1,246,603	1,327,458
Foreclosed assets	22,143,571	18,523,960
Other assets	8,391,530	9,395,721
Total assets	$420,873,827	$422,655,382

LIABILITIES AND STOCKHOLDERS' EQUITY

Deposits:
Noninterest-bearing demand deposits	$43,006,586	$43,989,943
Interest-bearing demand deposits	28,501,796	22,353,384
Savings deposits and money market accounts	60,693,247	46,857,118
Time deposits	189,537,979	200,841,499
Total deposits	321,739,608	314,041,944
Federal funds purchased and securities sold under agreements to repurchase	23,299,119	29,390,810
Federal Home Loan Bank advances and other borrowings	37,610,000	43,045,000
Accrued interest payable	114,503	110,703
Other liabilities	1,351,440	858,620
Total liabilities	384,114,670	387,447,077

Stockholders' equity:
Preferred stock - no par value; 2,000,000 shares authorized 448,049 and 403,989 shares issued and outstanding in 2012 and 2011, respectively	11,018,339	9,899,544
Common stock - $l.00 par value; 20,000,000 shares authorized; 6,709,199 shares issued in 2012 and 2011; 6,500,396 shares outstanding in 2012 and 2011	6,500,396	6,500,396
Additional paid-in capital	21,353,462	21,316,438
Retained deficit	(3,429,846)	(3,627,208)
Accumulated other comprehensive income	1,316,806	1,119,135
Total stockholders' equity	36,759,157	35,208,305
Total liabilities and stockholders' equity	$420,873,827	$422,655,382

Cornerstone Bancshares, Inc. and Subsidiary

Consolidated Statements of Income

	Unaudited		Unaudited
	Three months ended		Six months ended
	June 30,		June 30,
	2012	2011	2012	2011
INTEREST INCOME
Loans, including fees	$4,185,757	$4,521,370	$8,329,701	$9,160,175
Investment securities	618,255	621,108	1,085,261	1,189,780
Federal funds sold & other earning assets	13,341	17,325	28,428	28,328
Total interest income	4,817,353	5,159,803	9,443,390	10,378,283

INTEREST EXPENSE
Time deposits	634,961	1,011,776	1,334,055	2,064,225
Other deposits	133,459	99,936	254,702	192,548
Federal funds purchased and securities sold under agreements to repurchase	23,074	33,712	55,304	64,715
FHLB advances and other borrowings	425,737	545,413	886,944	1,125,071
Total interest expense	1,217,231	1,690,837	2,531,005	3,446,559

Net interest income before provision for loan losses	3,600,122	3,468,966	6,912,385	6,931,724
Provision for loan losses	-	15,000	-	30,000
Net interest income after the provision for loan losses	3,600,122	3,453,966	6,912,385	6,901,724

NONINTEREST INCOME
Customer service fees	207,164	225,263	404,598	440,714
Net gains from sale of securities	-	47,742	-	47,742
Net gains from sale of loans and other assets	26,246	21,517	75,910	55,544
Other noninterest income	18,612	21,531	38,900	41,810
Total noninterest income	252,022	316,053	519,408	585,810

NONINTEREST EXPENSE
Salaries and employee benefits	1,569,555	1,501,836	3,160,690	3,044,538
Net occupancy and equipment expense	347,928	350,280	683,741	756,614
Depository insurance	206,866	241,505	409,649	564,160
Foreclosed assets, net	480,755	716,505	631,075	1,078,075
Other operating expense	818,255	847,281	1,612,336	1,630,635
Total noninterest expense	3,423,359	3,657,407	6,497,491	7,074,022

Income before provision for income taxes	428,785	112,612	934,302	413,512
Provision (benefit) for income taxes	118,200	(28,675)	267,200	19,950

Net income	310,585	141,287	667,102	393,562

Preferred stock dividend requirements	280,031	118,013	545,887	211,088
Accretion on preferred stock discount	15,241	9,000	29,709	9,000

Net income available to common shareholders	$15,313	$14,274	$91,506	$173,474

EARNINGS PER COMMON SHARE
Basic net income per common share	$-	$-	$0.01	$0.02
Diluted net income per common share	$-	$-	$0.01	$0.02

DIVIDENDS DECLARED PER COMMON SHARE	$-	$-	$-	$-

Cornerstone Bancshares, Inc. and Subsidiary

Consolidated Statement of Changes in Stockholders' Equity - Unaudited

For the six months ended June 30, 2012

						Accumulated
				Additional		Other	Total
	Comprehensive	Preferred	Common	Paid-in	Retained	Comprehensive	Stockholders'
	Income	Stock	Stock	Capital	(Deficit)	Income	Equity

BALANCE, December 31, 2011		$9,899,544	$6,500,396	$21,316,438	$(3,627,208)	$1,119,135	$35,208,305
Employee compensation stock option expense		-	-	37,024	-	-	37,024
Issuance of Series A Convertible Preferred Stock		1,089,086	-	-	-	-	1,089,086
Preferred stock dividends paid		-	-	-	(440,031)	-	(440,031)
Accretion on preferred stock discount		29,709	-	-	(29,709)	-	-
Comprehensive income:
Net income	$667,102	-	-	-	667,102	-	667,102
Other comprehensive income, net of tax:
Unrealized holding gains on securities available for sale, net of reclassification adjustment	197,671	-	-	-	-	197,671	197,671
Total comprehensive income	$864,773
BALANCE, June 30, 2012		$11,018,339	$6,500,396	$21,353,462	$(3,429,846)	$1,316,806	$36,759,157